SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 2, 2000
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                        333-91561               41-1955181
--------                        ---------               ----------
(State or Other Juris-         (Commission             (I.R.S. Employer
diction of Incorporation)     File Number)              Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------



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                                       -2-

Item 5.        Other Events.

               On or about August 25, 2000, the Registrant expects to cause the issuance and sale of Home Loan Backed Notes, Series 2000-HL1 (the "Notes") pursuant to an Indenture to be dated as of August 25, 2000, between Home Loan Trust, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the expected sale of the Series 2000-HL1 Notes, the Registrant has been advised by Bear Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the home loans (the "Home Loans") underlying the proposed offering of the Notes (the "Notes"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Home Loan Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Home Loans underlying the Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.


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                                       -3-


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                         Item 601(a) of
                         Regulation S-K
       Exhibit No.         Exhibit No.               Description
       -----------         -----------               -----------
            1                  99              Collateral Term Sheets



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                                       -4-

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET MORTGAEG
                                                   PRODUCTS, INC.

                                                   By: /s/ Lisa Lundsten
                                                 Name: Lisa Lundsten
                                               Title:  Vice President




Dated: August 2, 2000



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                                       -5-

EXHIBIT INDEX


                    Item 601 (a) of        Sequentially
        Exhibit     Regulation S-K         Numbered
        Number      Exhibit No.           Description               Format


            1             99             Collateral Term        Electronically
                                             Sheets


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